                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                 Current report pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Commission file number: (33-20323)





                         GLOBENET INTERNATIONAL I, INC.
             (Exact name of registrant as specified in its charter)



Incorporated under the laws of
the State of Delaware                                              75-2224643
(State or other jurisdiction of                                 --------------
incorporation of organization)                                   (IRS Employer
                                                         Identification Number)



                 10575 Newkirk, Suite 780, Dallas, Texas 75220
                    (Address of principal executive offices)



                           MIGHTY POWER U.S.A., INC.
                               9202 W. Royal Lane
                              Irving, Texas 75063
             (Former Name and Address, if Changed since Last Report




INTRODUCTION.

Mighty Power U.S.A., Inc. (The "Company") f/k/a Seven Oaks Farms, Ltd. F/k/a Jason Ray Corporation was incorporated under the laws of the State of Delaware on February 12, 1988. Until the Company changed its name to Mighty Power U.S.A., Inc. On December 4, 1995, and began doing business as a multi-level product marketing entity, it had no operational history. The Company had approximately $2,000,000 in sales for calendar year 1996.

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

         On March 31, 1997, the Company and GlobeNet Inc. ("GNI"), a Texas corporation, entered into a Plan and Agreement of Merger (the "Merger Agreement"), with the Merger to have an effective date of April 4, 1997. Immediately prior to the Merger, the shareholders of the Company approved a 1-for-7 reverse stock split of the Company's common stock, making the Company have a total of 4,235,714 shares issued and outstanding. Following the reverse split, under the terms of the Merger Agreement, 7,866,323 (post reverse split) shares of the Company's common stock was issued to the shareholders of GNI in exchange for all of the issued and outstanding stock of GNI. Additionally, a total of 2,481,927 (post reverse split) shares of the Company's common stock was purchased by Clinton H. Howard directly from several of the Company's shareholders.

         Immediately prior to the execution of the purchase of the stock by Mr. Howard, Mr. Howard was the President and Chairman of the Board of Directors of GNI. On March 31, 1997, a properly called shareholders' meeting was held. At such shareholders' meeting, Mr. Howard was elected to serve as Chairman of the Board and President of the Company. Forrest E. Watson resigned as the Chairman of the Board of the Company, and a new Board of Directors was elected to serve until the next annual meeting of the shareholders, and was comprised of the following parties:


                 Clinton H. Howard
                 Steven E. Brown
                 Andrew V. Howard
                 Forrest E. Watson
                 R. Leon York

         In connection with the Merger, the Company changed its name to GlobeNet International I, Inc.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to a Stock Purchase Agreement, the Company purchased all of the issued and outstanding stock of Great Xpectations Marketing, Inc. ("GXI"), a Texas corporation (conducting marketing and sales support for the Company's multi-level marketing operations), from Forrest E. Watson and Connie Marwitz. The consideration for the stock was a $100,000.00 Promissory Note.

         Immediately prior to the purchase of the stock of GXI by the Company, GXI purchased:

         a. All of the assets of Health Thru Nature, Inc., a Texas corporation, for the consideration of a $50,000.00 Promissory Note, guaranteed by the Company; and

         b. All of the assets of Mighty Power U.S.A., LC, a Texas limited liability company, for the consideration of a $50,000.00 Promissory Note, guaranteed by the Company, and the assumption of certain liabilities.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

         The Registrant has not filed a bankruptcy petition (and no parties have petitioned to place the Registrant in involuntary bankruptcy) and the Registrant is not in receivership.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         There have been no changes in the Registrant's certifying accountant.


ITEM 5.   OTHER EVENTS.

         There are no other noteworthy events to report.


ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         There have been no resignations of the registrant's directors or declines to stand for re-election because of a disagreement with the Registrant on any matter relating to the Registrant's operations, policies, or practices.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         The financial statements of the acquired businesses are attached hereto.


ITEM 8.   CHANGE IN FISCAL YEAR.

         The Registrant has not changed its fiscal year.



                                  SIGNATURES.

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              GLOBENET INTERNATIONAL I, INC.
                                              A Delaware corporation

                                              /s/ CLINTON H. HOWARD
                                              --------------------------------
                                              Clinton H. Howard
                                              President

                                              Date:    June 3, 1997

`







GLOBENET INC. AND SUBSIDIARIES

Financial Statements

December 31, 1996 and 1995



                                                        J. S. Osborn, P.C.
                                                   CERTIFIED PUBLIC ACCOUNTANTS

                               TABLE OF CONTENTS


                                                                           Page
Independent Accountants' Report                                             1

Consolidated Balance Sheets                                                 2

Consolidated Statements of Operations                                       3

Consolidated Statements of Shareholders Equity                              4

Consolidated Statements of Cash Flows                                       5

Notes to Consolidated Financial Statements                                  6

                          INDEPENDENT AUDITORS' REPORT




Board of Directors
GlobeNet Inc.
Dallas, Texas

We have audited the accompanying consolidated balance sheets of GlobeNet Inc. and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of operations, shareholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 1996. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and schedules are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedules. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and schedules. We believe that our audits provide a reasonable basis for our opinions.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of GlobeNet Inc. and subsidiaries as of December 31, 1996 and 1995 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.




/s/ J.S. OSBORN, P.C.


Dallas, Texas
March 31, 1997

                         GLOBENET INC. AND SUBSIDIARIES

            CONSOLIDATED BALANCE SHEETS - DECEMBER 31, 1996 AND 1995


ASSETS                                                                 1996           1995
                                                                   -----------    -----------
Current assets:
    Cash                                                           $    94,630    $    74,703
    Accounts and notes receivable, net of
       allowance for doubtful accounts                                  27,030         27,863
    Inventories                                                      1,229,672      1,125,143
    Prepaid expenses                                                    63,560         53,310
                                                                   -----------    -----------

     Total current assets                                            1,414,892      1,281,019

Property and equipment, net of depreciation                            487,803        481,837

Goodwill, net of accumulated amortization                            2,009,803        685,417

Other assets                                                            54,995         22,400
                                                                   -----------    -----------

                                                                   $ 3,967,493    $ 2,470,673
                                                                   ===========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable, trade                                        $   843,151    $   656,989
    Accrued expenses                                                   591,890        886,433
    Notes payable                                                       65,199           --
    Current portion of long-term debt                                   63,833         68,663
                                                                   -----------    -----------

     Total current liabilities                                       1,564,073      1,612,085

Long term debt, net of current portion                                 367,571        339,953

Note payable to shareholder                                             51,768        292,401
                                                                   -----------    -----------

     Total liabilities                                               1,983,412      2,244,439
                                                                   -----------    -----------

      Commitment

Shareholders' equity:
    Common stock, $.01 par value; authorized 30,000,000 shares;
       Outstanding; 1996 4,605,000 shares; 1995 3,885,000 shares        46,050         38,850
    Paid in capital                                                  9,269,662      7,489,362
    Accumulated deficit                                             (7,333,212)    (7,307,765)
    Cumulative translation adjustment                                    1,581          5,787
                                                                   -----------    -----------

                                                                     1,984,081        226,234
                                                                   -----------    -----------

                                                                   $ 3,967,493    $ 2,470,673
                                                                   ===========    ===========


                See notes to consolidated financial statements.

                         GLOBENET INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                        1996           1995           1994
                                    -----------    -----------    -----------
Sales                               $ 8,638,875    $ 6,082,728    $ 7,594,161
Cost of sales                         2,538,428      1,941,242      2,107,927
                                    -----------    -----------    -----------

Gross profit                          6,100,447      4,141,486      5,486,234
                                    -----------    -----------    -----------

Operating expenses:
    General and administrative        2,838,395      2,595,985      3,955,308
    Distributor commissions           3,025,838      2,234,733      2,811,387
    Interest                             55,989         63,679          4,649
    Depreciation and amortization       188,257        162,356        194,487
                                    -----------    -----------    -----------

Total operating expenses              6,108,479      5,056,753      6,965,831
                                    -----------    -----------    -----------

Loss from continuing operations          (8,032)      (915,267)    (1,479,597)

Discontinued operations                    --          (18,553)        60,708
                                    -----------    -----------    -----------

Net loss before income taxes             (8,032)      (896,714)    (1,540,305)

Income taxes (benefit)                   17,415          8,763         (7,328)
                                    -----------    -----------    -----------

Net loss                            $   (25,447)   $  (905,477)   $(1,532,977)
                                    ===========    ===========    ===========





               See notes to consolidated financial statements.

                         GLOBENET INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                                                                        Accumulated       Total
                                     Common Stock            Paid In      Accumulated   Translation    Shareholders'
                                 Shares        Amount        Capital        Deficit      Adjustment       Equity
                               -----------   -----------   -----------    -----------    -----------    -----------
Balances, December 31, 1993           --     $      --     $ 6,566,357    $(4,869,311)   $    11,479    $ 1,708,525

Equity contribution                   --            --         259,295           --             --          259,295

Net loss                              --            --            --       (1,532,977)          --       (1,532,977)

Translation adjustment                --            --            --             --             (369)          (369)
                               -----------   -----------   -----------    -----------    -----------    -----------

Balances, December 31, 1994           --            --       6,825,652     (6,402,288)        11,110        434,474

Contribution of subsidiaries     3,600,000        36,000       (36,000)          --             --             --

Private Placement                  285,000         2,850       699,710           --             --          702,560

Net loss                              --            --            --         (905,477)          --         (905,477)

Translation adjustment                --            --            --             --           (5,323)        (5,323)
                               -----------   -----------   -----------    -----------    -----------    -----------

Balances, December 31, 1995      3,885,000        38,850     7,489,362     (7,307,765)         5,787        226,234

Purchase of Lightforce             600,000         6,000     1,494,000           --             --        1,500,000

Private Placement                  120,000         1,200       286,300           --             --          287,500

Net loss                              --            --            --          (25,447)          --          (25,447)

Translation adjustment                --            --            --             --           (4,206)        (4,206)
                               -----------   -----------   -----------    -----------    -----------    -----------


Balances, December 31, 1996      4,605,000   $    46,050   $ 9,269,662    $(7,333,212)   $     1,581    $ 1,984,081
                               ===========   ===========   ===========    ===========    ===========    ===========




                      See notes to consolidated financial statements.

                         GLOBENET INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                       1996           1995           1994
                                                    -----------    -----------    -----------
Cash flow from operating activities:
  Net loss from operations                          $   (25,447)   $  (905,477)   $(1,532,977)
  Adjustments to reconcile loss to net cash
     provided by (used for) operations:
       Depreciation and amortization                    201,224        167,760        210,269
       Loss on sale of equipment                          2,254         33,386           --
       Deferred income taxes                              3,437          2,738        (17,727)
       Translation adjustment                              (206)          (195)          (995)
       Bad debts                                           --             --           15,000
  Change in assets and liabilities:
      Accounts receivable                                   833         (1,323)        48,537
      Prepaid assets                                    (10,250)        (4,800)        51,818
      Inventory                                         (26,117)       102,992        (98,921)
      Increase in other assets                          (36,031)        11,964           --
      Accounts payable                                  236,938       (396,972)       918,046
      Accrued expenses                                 (295,449)       458,188        132,106
      Notes payable                                      14,423         39,632         11,144
                                                    -----------    -----------    -----------

Cash provided by (used for) operating activities         65,609       (492,107)      (263,700)
                                                    -----------    -----------    -----------

Cash flow from investing activities:
    Purchase of furniture, fixtures and equipment       (21,995)       (26,800)       (90,821)
    Proceeds from sale of equipment                         183        130,367          5,242
                                                    -----------    -----------    -----------

Cash provided by (used for) investing activities        (21,812)       103,567        (85,579)
                                                    -----------    -----------    -----------

Cash flow from financing activities:
    Capital contributions                                  --             --          259,295
    Proceeds from private placement                     287,500        702,560           --
    Proceeds from long-term debt                         24,602         22,047           --
    Payments on long-term debt                          (21,222)       (11,230)          --
    Payments on capital leases                          (64,115)       (90,039)       (11,716)
    Shareholder advances                                   --             --          155,375
    Repayment to stockholder                           (250,635)      (257,404)          --
                                                    -----------    -----------    -----------

Cash provided by (used for) financing activities        (23,870)       365,934        402,954
                                                    -----------    -----------    -----------

Net increase (decrease) in cash                          19,927        (22,606)        53,675

Cash, beginning of year                                  74,703         97,309         43,634
                                                    -----------    -----------    -----------

Cash, end of year                                   $    94,630    $    74,703    $    97,309
                                                    ===========    ===========    ===========



                See notes to consolidated financial statements.

                         GLOBENET INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of GlobeNet Inc., (GlobeNet or the Company) and its wholly owned Subsidiaries; Royal Bodycare, Inc.(RBC-US), Royal Bodycare, Inc. (Canada) (RBC-Canada), Pure Life International Products, Inc.(Pure Life), Arlington Laboratories, Inc. (Arlington) and Royal Bodycare S.A. de C.V. (RBC-Mexico) (collectively the Subsidiaries). RBC-Canada and Pure Life are organized under the Canadian Business Corporation Act. All significant intercompany accounts and transactions have been eliminated. A subsidiary of the Company, Kalo Vita, Inc. (KV) filed for bankruptcy in 1994. The Company does not have control of this entity, therefore it is not consolidated in these financial statements.

The common stock of the Subsidiaries was owned by Clinton H. Howard and members of his family until July 1, 1995. On that date the common stock of the Subsidiaries was contributed to GlobeNet in exchange for 3,600,000 shares of common stock. The accompanying financial statements have been prepared as if the Subsidiaries had been contributed to GlobeNet on the respective dates of their affiliation with Mr. Howard.

COMPANY HISTORY - GlobeNet was incorporated in Texas in June 1995 by Clinton H. Howard, to serve as a holding company for certain companies affiliated with Mr. Howard. In July 1995, all of the outstanding capital stock of these affiliated companies was contributed to GlobeNet by Mr. Howard and his immediate family. The Company's principle U.S. marketing operations are conducted through RBC-US, formed by Mr. Howard in 1991.

In 1991 Mr. Howard formed Arlington, a Texas corporation for the purpose of operating a facility to test the Company's products and perform certain private label manufacturing activities.

In 1992 Mr. Howard formed RBC-Canada to market products in Canada through a network of independent distributors. RBC-Canada owns all the outstanding stock of Pure Life which it purchased in 1992. Pure Life has been in business since 1982.

In 1993 Mr. Howard formed RBC-Mexico to market nutritional and skin care products. RBC-Mexico ceased operations in late 1995 due to revenue below expectations.

In 1995 the Company entered into separate agreements to license the exclusive rights to sell its products in Indonesia and Sweden through office /warehouse facilities owned and operated by third parties in the respective companies. In 1996 the Company entered into a similar arrangement with a third party licensee to market the Company's products in Japan. Under these agreements distributors in these countries are compensated according to the same compensation plan as that used for the Company's independent distributors.

TRANSLATION OF FOREIGN CURRENCIES - All current assets and liabilities of foreign subsidiaries were translated into U. S. dollars at the exchange rate in effect at the balance sheet date. Long-term assets and equity were translated at historical exchange rates. Revenue and expense accounts were translated at weighted average exchange rates. Translation gains and losses are reflected as a separate component of shareholders' equity.

                         GLOBENET INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

REVENUE RECOGNITION - The Company sells its products through a network of independent distributors. The Company recognizes revenue upon sale to its distributors.

INVENTORIES - Inventories, consisting of finished goods held for resale and packaging materials, are stated at the lower of cost or market using the first-in first-out method. The Company may from time to time purchase raw materials in bulk to be processed at third party locations. These materials are stated at cost.

CASH EQUIVALENTS - For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY AND EQUIPMENT - Property and equipment are recorded at cost. Depreciation and amortization are being provided over the estimated useful lives of the related assets, principally on the straight-line and declining balance methods ranging from three to seven years.

The Company reviews its property and other noncurrent assets for impairment when changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Impairment is measured as the amount by which the carrying amount of the asset exceeds the fair market value of the asset less disposal costs.

INCOME TAXES - The Company has adopted Statement of Financial Accounting Standards No. 109 (SFAS 109), "Accounting for Income Taxes". SFAS 109 requires an asset and liability approach to financial accounting for income taxes. In the event differences between the financial reporting basis and the tax basis of the Company's assets and liabilities result in deferred tax assets, SFAS 109 requires an evaluation of the probability of being able to realize the future benefits indicated by such assets. A valuation allowance is provided for a portion or all of the deferred tax assets when there is an uncertainty regarding the Company's ability to recognize the benefits of the assets in future years.

The Company files a consolidated tax return with its subsidiaries. Deferred income taxes are the result of temporary differences between the amount of assets and liabilities recognized for financial reporting and tax purposes for the Company's Canadian subsidiaries.

GOODWILL - Goodwill is amortized over 20 years. Goodwill is reviewed for impairment on an annual basis.

ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                         GLOBENET INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


2. INVENTORIES:

At December 31, inventories consist of the following:      1996          1995
                                                        -----------   -----------
Finished goods                                          $ 1,057,998   $   906,362
Packaging materials and other                               171,674       218,781
                                                        -----------   -----------

         Total                                          $ 1,229,672   $ 1,125,143
                                                        ===========   ===========


3. PROPERTY AND EQUIPMENT:

At December 31, property and equipment consist of the following:       1996           1995
                                                                   -----------    -----------
Furniture and fixtures                                             $   163,883    $   158,478
Warehouse equipment                                                    266,169        192,415
Automotive equipment                                                     9,562          9,562
Computer equipment and software                                        625,409        588,750
Leasehold improvements                                                  16,630         16,606
                                                                   -----------    -----------

Total property and equipment                                         1,081,653        965,811
Less accumulated depreciation and amortization                        (593,850)      (483,974)
                                                                   -----------    -----------

         Net property and equipment                                $   487,803    $   481,837
                                                                   ===========    ===========

4. GOODWILL:

Goodwill was recorded as a result of the acquisition of Pure Life in April 1992 and Lightforce, Inc. (Lightforce) in June 1996 as follows:


                                                   1996                1995
                                                -----------         -----------
Light Force                                     $ 1,407,623         $      --
Pure Life                                           843,622             843,622
                                                -----------         -----------

                                                  2,251,245             843,622
Accumulated amortization                           (241,442)           (158,205)
                                                -----------         -----------

         Net goodwill                           $ 2,009,803         $   685,417
                                                ===========         ===========

                         GLOBENET INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994



5. ACCRUED EXPENSES:

At December 31, accrued expenses consist of the following:     1996       1995
                                                             --------   --------
Distributor commissions                                      $386,263   $292,936
Accounting and legal                                          173,374    501,752
Sales tax                                                      30,164     65,971
Interest                                                        2,089      1,683
Other                                                            --       24,091
                                                             --------   --------

         Total                                               $591,890   $886,433
                                                             ========   ========


6. NOTE PAYABLE:

At December 31, 1996 a note with a principal balance of $65,199 was payable to a bank bearing interest at 10% per annum. This note has no scheduled maturity but is reviewed annually for renewal.


7. LONG-TERM DEBT:

At December 31, long-term debt consists of the following:      1996         1995
                                                            ---------    ---------
Note payable - former KV shareholder                        $ 250,000    $ 250,000
Notes payable - banks                                          62,381       15,918
Debentures                                                     50,000       50,000
Capital leases                                                 69,023       92,698
                                                            ---------    ---------

                                                              431,404      408,616
                                                            ---------    ---------
Less - current portion                                        (63,833)     (68,663)
                                                            ---------    ---------

         Total                                              $ 367,571    $ 339,953
                                                            =========    =========

In connection with Mr. Howard's acquisition of KV in November 1994, the former owner of KV advanced to RBC-US $250,000 under a one-year note which, in December 1995, was converted to a four-year note payable interest only on a monthly basis until its maturity in December 1999, at which time all principal and unpaid interest is due. Interest accrues on this note at the rate of 12.5% per annum and the note is personally guaranteed by Mr. Howard.

Included in notes payable - banks is a note made in January 1995 by RBC-Canada whereby it borrowed funds for a three-year term payable in monthly principal installments of $600, plus interest, with interest calculated at prime plus 1.5%. Proceeds of this borrowing were used to purchase leasehold improvements at RBC-Canada's office/warehouse facility in Vancouver, B.C., Canada.

Also included in notes payable - banks is a five year bank note acquired as part of the Lightforce acquisition. The interest rate of this note is prime plus 3%.

                         GLOBENET INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


7. LONG-TERM DEBT (CONTINUED):

In 1994, the RBC-US sold two debentures in the amount of $25,000 each, the proceeds of which were used for working capital. The principal portion of these debentures is due upon maturity in 1998. Interest on the debentures is payable monthly at a rate of 15% for one debenture and 10% for the other.

Certain purchases of telephone and computer equipment by RBC-US were financed through capital leases. Such leases have terms ending in 1999 and have various interest rates approximating 15%.

Long-term debt payments payable in the next four years are as follows:

     For the Year Ending December 31,
                  1997                            $    63,833
                  1998                                 43,751
                  1999                                322,725
                  2000                                  1,095
                                                  -----------

                                                  $   431,404
                                                  ===========


8. NOTE PAYABLE TO SHAREHOLDER:

The note payable to shareholder represents the net advances made to the Company from time to time by Mr. Howard. These advances were used by the Company for working capital. The amounts due are without interest and stated terms of repayment.


9. COMMITMENT:

The Company leases its office and warehouse space and certain equipment using operating leases for various periods to 2001. Basic annual rents for each of the next five years are as follows:

              1997      $ 145,248
              1998        102,200
              1999        100,740
              2000        100,010
              2001          4,380

10. CAPITAL TRANSACTIONS:

CAPITAL CONTRIBUTIONS - In 1994 Mr. Howard invested $259,295 in the various companies that now make up GlobeNet.

                         GLOBENET INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


10. CAPITAL TRANSACTIONS (CONTINUED):

PRIVATE PLACEMENT - In 1996 and 1995 the Company sold 120,000 and 285,000 shares of common stock, respectively, through a private placement offering at a per share price of $2.50. The proceeds were used to pay accounts payable, to repay a portion of the note to shareholder and for international expansion.


11. INCOME TAXES:

Until July 1995, RBC-US, Arlington and KV qualified under IRS regulations as Subchapter S corporations. As such, all of their net operating losses prior to July 1995 were passed through to their shareholders for inclusion in the respective tax returns of such shareholders. Therefore the Company has no net operating loss carryforwards for periods prior to July 1995 available to offset future taxable income.

Income tax benefits in 1994 recognized by Canada are due to the application of carry forward losses and capital cost allowances together with the recognition of previously unclaimed capital loss allowances.


12. LIGHTFORCE ACQUISITION:

In June 1996 the Company acquired certain assets and assumed certain liabilities of Lightforce, a network marketing company which distributed a line of nutritional products, for 600,000 shares of the Company's common stock valued at $1,500,000. In connection with the acquisition the company received inventory and fixed assets and agreed to assume certain trade accounts payable, notes payable and commissions payable.

The purchase agreement calls for additional shares of common stock to be paid based on sales to the Lightforce distributors. Additional common stock, valued at market price but in no event less than $2.50 per share, will be paid equal to 25% of sales generated by the Lightforce distributor network during the first year after the purchase; and 25% of incremental sales above the first year generated during the second year.

In addition, the agreement specified that the seller will receive a 5% commission on all sales of Lightforce products. This commission amounted to $57,240 in 1996.


13. KV BANKRUPTCY:

On November 22, 1994, as a result of a lien filed related to an outstanding payable, KV filed a petition for reorganization under Chapter 11 of the bankruptcy code. In September 1996 a plan of liquidation was approved and became effective for KV.

Until approval of the plan of liquidation, KV was operated under a Management Agreement with RBC-US, which provided, among other things, that RBC-US operate KV in exchange for KV's payment of a prorata share (based on the relative sales volumes of the two companies) of the expenses incurred to support the operations of RBC-US and KV.

                         GLOBENET INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

14. DISCONTINUED OPERATION:

In 1994 the Company closed the Arlington facility and transferred its testing and manufacturing activities to other entities. This closing has been accounted for as a discontinued operation in these financial statements.


15. NON-CASH INVESTING AND FINANCING ACTIVITIES:

In 1996 the Company purchased Lightforce for 600,000 shares of common stock valued at $1,500,000.


16. SUBSEQUENT EVENT:

On March 31, 1997 the company merged with Mighty Power USA, Inc.(Mighty Power), a public company domiciled in the state of Delaware. Similar to the Company, Mighty Power sells vitamins and health food products through a network of independent distributors. Under the terms of the merger the Company exchanged 100% of its outstanding common stock for 10,407,750 shares, or 86%, of the outstanding common stock of Mighty Power. This transaction, a purchase, will be accounted for as a reverse merger with the Company being the acquirer.

Concurrent with the merger with Mighty Power, an affiliate of Mighty Power, Great Xpectations Marketing, Inc. (GXI) acquired all of the assets and liabilities of two other Mighty Power affiliates for $100,000 in notes payable. Then, Mighty Power purchased all of the stock of GXI for a $100,000 promissory note. As part of the merger Mighty Power changed its name to GlobeNet International I, Inc.

The following unaudited pro forma summary presents the consolidated results of operations of the Company as if the Mighty Power merger had occurred at the beginning of periods presented, after including the impact of certain adjustments including amortization of intangibles.

                                  (Unaudited)
                  --------------------------------------------
                      1996            1995            1994
                  ------------    ------------    ------------
Revenues          $ 10,799,502    $  6,839,258    $  7,887,907
Net loss              (262,679)     (1,141,946)     (1,472,664)

The pro forma results are not necessarily indicative of what actually would have occurred if the acquisition had been in effect for the entire periods presented. In addition, they are not intended to be a projection of future results and do not reflect any synergy that might be achieved from combined operations.